1995
                     STOCK OPTION AGREEMENT



      Pursuant to the M. A. Hanna Company (the "Company") 1988 Long-Term Incentive Plan as amended (the "Plan"), stock options may be granted to you (hereinafter called "Associate") from time to time under the terms and conditions described below and in the Plan.

      1. The Associate may be granted an option under this Agreement in the form of an incentive stock option within the meaning of Section 422 of the Code or a non-qualified stock option, or both, as determined at the time of grant by the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee". (Both such options shall be referred to collectively herein as "options" and individually as an "option", unless the context requires a different interpretation.)

      2. Except as provided in Section 3 hereof, the options granted under this Agreement (until terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the shares specified in the grant after the Associate shall have been in the continuous employ of the Company or any Subsidiary for one full year from the date of such grant and to the extent of an additional one-third of such shares on each of the next two successive anniversary dates of this grant thereafter during which the Associate shall have been in the continuous employ of the Company or any Subsidiary. In the case of an option intended to be an incentive stock option, the aggregate fair market value, determined as of the date of grant, of the shares as to which such option is exercisable for the first time by the Associate shall be limited to $100,000 per calendar year. Non-qualified stock options are exercisable by the Associate without regard to the foregoing limitation. The number of shares of Common Stock as to which an option may be exercised shall be determined on the last date on which the Associate shall have been in the continuous employ of the Company or any Subsidiary except that options may be exercised as to all the shares subject to such options under the circumstances set forth in Section 3 hereof. Any portion of an incentive stock option in excess of the fair market value limitation on exercisability set forth above which becomes fully exercisable as provided in Section 3, shall be converted into a non-qualified stock option and exercisable in accordance with its terms. For the purposes of this Section, leaves of absence approved by the Chief Executive Officer of the Company or approved by the Compensation Committee in the case of a leave of absence involving the Chief Executive Officer of the Company, for illness, military or governmental service, or other cause, shall be considered as employment. To the extent exercisable, the options granted under this Agreement may be exercised in whole or in part from time to time only by written notice delivered to and received by the Company, which notice shall be signed by the Associate and shall state the election to exercise an incentive stock option or a non-qualified stock option and the number of whole shares of Common Stock with respect to which the option is being exercised. Such notice may be accompanied by (i) cash, (ii) a check payable to the Company, or (iii) a certificate or certificates for shares of Common Stock of the Company (that have been owned by the Associate for at least 6 months) in a form for transfer acceptable to the Company, or a combination thereof, in payment of the full option price for the number of shares purchased. The Associate may exercise an option and sell the shares acquired upon the exercise of such option, pursuant to a brokerage arrangement consistent with practices approved by the Company, and use the proceeds from such sale as payment of all or a portion of the option price or any taxes which the Company is required by law to withhold or is requested by the Associate to withhold by reason of such exercise.  The  Associate may elect to  pay  any  such  taxes  by directing the Company to withhold shares of Common Stock otherwise deliverable as a result of an option exercise in an amount up to his or her estimated marginal tax rate. As soon as practicable after it receives such notice and payment, and following receipt from the Associate of payment for any such taxes, the Company will deliver to the Associate or designee a certificate or certificates for the shares of Common Stock so purchased.

      3. Notwithstanding any provision in this Agreement to the contrary, the options granted under this Agreement (until terminated as hereinafter provided) shall become exercisable to the full extent of the shares specified in such grant if there is a Change in Control of the Company, as hereinafter defined. For purposes of this Agreement, a "Change in Control" shall have occurred if any of the following events shall have occurred:

     (a) The Company enters into an agreement to merge, consolidate or reorganize into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 75% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction will be held in the aggregate by the holders of Voting Stock (as that term is defined in Subsection (c)) of the Company immediately prior to such transaction;

     (b) The Company enters into an agreement to sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than 75% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer will be held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

     (c) The filing on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock");

     (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to the any then-existing contract or transaction;

     (e) During any period of two consecutive years, individuals who constituted the Directors of the Company at the beginning of any such period cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Director was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were directors of the Company at the beginning of such period; or

     (f)   Three  or more new directors, separately or  together,
     are   elected  to  the  Board  of  Directors  in  spite   of
     publicly-stated opposition to such election by at least a majority of the Board of Directors of the Company.

Notwithstanding the foregoing provisions of Sections 3(c) or (d) hereof, a Change in Control shall not be deemed to have occurred for purposes of this Agreement solely because (i) the Company,
(ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) the Company's Associates Ownership Trust, any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D,
Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 15% or otherwise, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

In the event that any such agreement to merge, consolidate, reorganize or sell or otherwise transfer assets referred to in Sections 3(a) or (b) is terminated without such merger, consolidation, reorganization or sale or transfer having been consummated, or the person filing the Schedule 13D or Schedule 14D-1 referred to in Section 3(c) files an amendment to any such Schedule disclosing that it no longer is the beneficial owner of securities representing 15% or more of the Voting Stock of the Company, or the Company reports that the Change in Control which it reported in the filing referred to in Section 3(d) will not in fact occur, the operation of this Section 3 may be nullified by notice from the Board of Directors or the Compensation Committee to the Associate and the provisions of Section 2 hereof may be reinstated for accrual of exercise rights in installments, but without prejudice to any exercise of the options granted under this Agreement that may have occurred prior to such nullification.

       4. The options granted under this Agreement shall terminate and cease to be exercisable on the earliest of the following dates:

     (a) On the date Associate ceases to be an employee of the Company or a Subsidiary by reason of termination for Cause, as defined below;

     (b) Thirty days after the Associate ceases to be an employee of the Company or a Subsidiary, unless Associate ceases to be an employee by reason of termination for Cause, as defined below, or by reason of death, permanent disability or retirement as described in (c) or (d) below;

     (c) Sixty months after the Associate ceases to be an employee of the Company or a Subsidiary by reason of total and permanent disability or retirement with consent of the Company;

     (d)  Twelve months after the death of the Associate;

     (e) On the date Associate becomes an employee of a competitor of the Company or a Subsidiary without the consent of the Board of Directors or Compensation Committee of the Company; or

     (f) Ten years from the date the option was granted hereunder.

As used herein, termination for "Cause" shall mean the determination by the Board of Directors or Compensation Committee that Associate (i) engaged in improper conduct or acts involving moral turpitude, (ii) failed to perform or negligently performed his or her duties, or (iii) acted so as to substantially prejudice the business or reputation of the Company or any of its Subsidiaries. In the event the Associate shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary (including, without limitation, engaging in any conduct that is competitive with the Company or a Subsidiary), and the Board of Directors or Compensation Committee shall so find, the options granted under this Agreement shall terminate at the time of such act, notwithstanding any other provision of this Agreement to the contrary. Nothing contained in this Agreement shall limit whatever right the Company or a Subsidiary might otherwise have to terminate the employment of the Associate.

      5. Except as otherwise set forth herein, the options granted under this Agreement are not transferable by the
Associate otherwise than by will or the laws of descent and distribution, and are exercisable, during the lifetime of the Associate, only by him or by his guardian or legal representative. The Compensation Committee may approve transfers of non-qualified options granted under this Agreement to members of the Associate's family or to a trust to benefit the Associate or members of the Associate's family.

      6. The options granted under this Agreement shall not be exercisable if such exercise would violate any applicable securities laws. The Company agrees to make reasonable efforts to effect and maintain all necessary registrations under such laws so as to permit exercise of the options granted under this Agreement unless the Compensation Committee shall determine that such registrations would impose undue hardship on the Company.

      7. The Compensation Committee shall make such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by options granted under this Agreement as the Compensation Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Associate that otherwise would result from (a) any stock dividend, stock split, combination of shares, issuance of stock purchase rights, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. No adjustment provided for in this Section 6 shall require the Company to sell any fractional share.

      8. For purposes of this Agreement, the continuous employ of the Associate with the Company or a Subsidiary shall not be deemed interrupted, and the Associate shall not be deemed to have ceased to be an employee of the Company or any Subsidiary, by reason of the transfer of such employee among the Company and its Subsidiaries.

      9. Terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

      10. If Associate, either during employment by the Company or a Subsidiary or within six (6) months after termination of such employment for any reason, shall become an employee of a competitor of the Company or a Subsidiary or shall engage in any other conduct that is competitive with the Company or a Subsidiary, unless the Board of Directors or Compensation Committee of the Company shall determine otherwise, Associate shall (a) return to the Company, in exchange for payment by the Company of the option price paid therefor, all shares of Common Stock that Associate has not disposed of that were purchased pursuant to this Agreement within a period of one (1) year prior to the date of the commencement of such employment by a competitor or other competitive conduct, and (b) with respect to any shares so purchased that the Associate has disposed of, pay to the Company in cash the difference between (i) the option price paid therefor by Associate pursuant to this Agreement, and
(ii) the closing price of the Common Stock on the New York Stock Exchange on the date of such purchase (or on the last trading day prior to such purchase, if there was no trading on the purchase date). To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to Associate, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

      EXECUTED in two original counterparts at Cleveland, Ohio on Date Signed.


                              M. A. HANNA COMPANY


                              By________________________________
                                Company Officer
                                Title


      The undersigned Associate hereby acknowledges receipt of an executed original of this 1995 Stock Option Agreement.


                              _________________________________
                                    Associate